                                   FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              ECHELON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              DELAWARE                                77-0203595
----------------------------------------  -------------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)




                   4015 MIRANDA AVENUE, PALO ALTO, CA  94304
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE
                            ------------------------

       Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.01 PAR VALUE
                         -----------------------------
                                (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the section entitled "Description of Capital Stock - Common Stock" contained in Registrant's Registration Statement on Form S-1 filed on June 1, 1998 (the "S-1 Registration Statement").

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this registration statement:

           3.1*     Amended and Restated Certificate of Incorporation of
                    Registrant
           3.2**    Amended and Restated Certificate of Incorporation of
                    Registrant (to be effective upon closing of Offering)
           3.3*     Bylaws of the Registrant
           4.1***   Form of Registrant's Common Stock Certificate
           4.2*     Second Amended and Restated Modification Agreement dated May
                    15, 1997
          10.2****  1997 Stock Plan
          10.3*     1988 Stock Plan
          10.9*     1998 Director Option Plan

-------------------------------
* Incorporated by reference to the Exhibits of the same number to the S-1 Registration Statement.
** Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 of the Registrant (to be filed by amendment thereto).
*** Incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 of the Registrant (to be filed by amendment thereto).
**** Incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-1 of the Registrant (to be filed by amendment thereto).

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                                   SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: June 1, 1998                       ECHELON CORPORATION


                                    By:    /S/ Oliver R. Stanfield

                                           Oliver R. Stanfield
                                           Chief Financial Officer